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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):       October 1, 1996
                                                   --------------------------


                      Commodore Applied Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          Delaware                       1-11871               11-3312952
  ----------------------------         ------------         -------------------
  (State or other jurisdiction         (Commission          (I.R.S. Employer
   of incorporation)                   File Number)         Identification No.)



     150 East 58th Street, Suite 3400
     New York, New York                                              10155
     ----------------------------------------                      ----------
     (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800
                                                     --------------




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                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                 October 1, 1996


Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

Acquisition of Advanced Sciences, Inc.

         On September 27, 1996, Commodore Applied Technologies, Inc., a Delaware corporation ("Commodore"), completed the acquisition of 236,300 shares of common stock, no par value (the "Sciences Common Stock"), of Advanced Sciences, Inc., a New Mexico corporation ("Sciences"), representing all of the issued and outstanding shares of capital stock of Sciences, by merger of Commodore's wholly-owned subsidiary, CXI-ASI Acquisition Corp., a New Mexico corporation ("CXI-ASI"), with and into Sciences (the "Sciences Acquisition"). Sciences, together with its subsidiaries, provides a full range of environmental and technical services, including identification, investigation, remediation and management of hazardous and mixed waste sites, to government agencies, including the U.S. Departments of Defense and Energy, and private companies in the United States and abroad. Pursuant to an Agreement and Plan of Merger, dated as of September 11, 1996 (the "Sciences Merger Agreement"), among Commodore, CXI-ASI, Sciences, and the holders of all of the issued and outstanding shares of capital stock of Sciences, to wit, Sabino Olivas, as Trustee of the Irrevocable Trust for the Benefit of the Children of Ed L. Romero and Tanna Romero, Sabino Olivas as Trustee of the Sarah Terese Sneddon Irrevocable Trust, Sabino Olivas as Trustee of the Andrea Lopez-Guerra Irrevocable Trust, Sabino Olivas as Trustee of the Camila Lopez-Guerra Irrevocable Trust, Sabino Olivas as Trustee of the Nicolas Lopez-Guerra Irrevocable Trust, Sabino Olivas as Trustee of the Edward Adam Romero Irrevocable Trust, Ed L. Romero, individually, Tanna Romero, individually, Ed L. and Tanna Romero, as Trustees of the Ed and Tanna Romero Revocable Trust, Donald T. Morgan and Betty D. Morgan (collectively, the "Sciences Shareholders"), the Sciences Shareholders received in consideration for each of their shares of Sciences Common Stock the right to receive
1.904358865 newly-issued shares of common stock, par value $.001 per share, of Commodore (the "Commodore Common Stock") upon surrender of certificates formerly representing shares of Sciences Common Stock, so that when all outstanding shares of Sciences Common Stock are surrendered, an aggregate of 450,000 shares of Commodore Common Stock (the "Sciences Merger Consideration") will be issued to Sciences Shareholders in consideration therefor. The Sciences Merger Consideration will represent approximately 2.1% of the issued and outstanding shares of Commodore Common Stock after giving effect to the Sciences Acquisition (but without giving effect to the ASE Acquisition described below). The Sciences Merger Consideration was determined as a result of arm's-length negotiation among the parties to the Sciences Merger Agreement.


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Acquisition of A.S. Environmental, Inc.

         On September 27, 1996, Commodore also completed the acquisition of 1,000 shares of common stock, par value $.01 per share (the "ASE Common Stock"), of A.S. Environmental, Inc., a Delaware corporation ("ASE"), representing all of the issued and outstanding shares of capital stock of ASE, by merger of Commodore's wholly-owned subsidiary, CXI-ASE Acquisition Corp., a Delaware corporation ("CXI-ASE"), with and into ASE (the "ASE Acquisition" and, together with the Sciences Acquisition, the "Acquisitions"). ASE, a newly-formed entity with no history of operations, had an option to purchase all of the outstanding capital stock of Sciences and was acquired by Commodore for the purpose of enabling Commodore to effect the Sciences Merger. Pursuant to an Agreement and Plan of Merger, dated as of September 11, 1996 (the "ASE Merger Agreement"), among Commodore, CXI-ASE, ASE, and the holders of all of the issued and outstanding shares of capital stock of ASE, to wit, First Financial Alliance Partners, Inc., Tom J. Fatjo, Jr., Tom J. Fatjo III and Alan B. Harp (collectively, the "ASE Shareholders"), the ASE Shareholders received in consideration for each of their shares of ASE Common Stock the right to receive 450 newly-issued shares of Commodore Common Stock upon surrender of certificates formerly representing shares of ASE Common Stock, so that when all outstanding shares of ASE Common Stock are surrendered, an aggregate of 450,000 shares of Commodore Common Stock (the "ASE Merger Consideration") will be issued to ASE Shareholders in consideration therefor. The ASE Merger Consideration will represent approximately 2.1% of the issued and outstanding shares of Commodore Common Stock after giving effect to the ASE Acquisition (but without giving effect to the Sciences Acquisition described above). The ASE Merger Consideration was determined as a result of arm's-length negotiation among the parties to the ASE Merger Agreement.

         In connection with the Acquisitions, Commodore entered into a registration rights agreement with each of the Sciences Shareholders and ASE Shareholders, pursuant to which such shareholders were granted "piggyback" registration rights for a period of two years, commencing on the closing date of the Acquisitions, and are entitled to include their respective shares of Commodore Common Stock in a future underwritten public offering of Commodore's equity securities pursuant to a registration statement filed by Commodore under the Securities Act of 1933, as amended (other than a registration statement on Form S-4 or Form S-8), subject to a managing underwriter's right to limit or preclude any such participation that it believes would materially adversely affect the offering being registered.

Certain Effects of the Acquisitions

         By virtue of acquiring all of the issued and outstanding capital stock of Sciences and ASE, each of such companies became a wholly-owned subsidiary of Commodore. In addition, as a result of the Acquisitions, the Board of Directors of Commodore was enlarged and Tom J. Fatjo, Jr., the former President of ASE, and Ed L. Romero, the former President of Sciences, were or had previously been elected to serve as directors of Commodore.

         The Acquisitions will be accounted for under the purchase method of accounting.

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Item 5.  Other Events.
         ------------

         Commodore entered into an employment agreement, effective October 1, 1996 (the "Employment Agreement"), with Thomas E. Noel for a term expiring on December 31, 1998. Pursuant to the Employment Agreement, Mr. Noel has agreed to devote substantially all of his business and professional time and efforts to the business of Commodore as its President and Chief Executive Officer. The Employment Agreement provides that Mr. Noel shall receive a fixed base salary at an annual rate of $250,000 for services rendered in such positions, and that Mr. Noel may be entitled to receive, at the sole discretion of the Board of Directors of Commodore or a committee thereof, bonuses and/or stock options based on the achievement (in whole or in part) by Commodore of its business plan.




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Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.
          -----------------------------------------------------------------

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------

                  Advanced Sciences, Inc.

                  In accordance with Item 7(a)(4), the financial statements of Advanced Sciences, Inc. shall be provided not later than 60 days after the date hereof.

                  A.S. Environmental, Inc.

                  In accordance with Item 7(a)(4), the financial statements of A.S. Environmental, Inc. shall be provided not later than 60 days after the date hereof.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  In accordance with Item 7(b)(2), the pro forma financial information shall be provided not later than 60 days after the date hereof.




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         (c)      Exhibits.
                  --------

         Exhibit No.                            Description
         -----------                            -----------

             2.1 Agreement and Plan of Merger, dated as of September 11, 1996, among Commodore, CXI-ASI, Sciences, and the Sciences Shareholders.

             2.2 Agreement and Plan of Merger, dated as of September 11, 1996, among Commodore, CXI-ASE, ASE, and the ASE Shareholders.

             10.1 Registration Rights Agreement, dated September 27, 1996, among Commodore, CXI-ASI, Sciences, and the Sciences Shareholders.

             10.2 Registration Rights Agreement, dated September 27, 1996, among Commodore, CXI-ASE, ASE, and the ASE Shareholders.

             10.3 Employment Agreement, dated as of October 1, 1996, between Commodore and Thomas E. Noel.

             28.1 Press Release issued on September 11, 1996 announcing Sciences Merger Agreement.

             28.2 Press Release issued on September 11, 1996 announcing Employment Agreement with Thomas E. Noel.

             28.3 Press Release issued on September 30, 1996 announcing the closing of the Acquisitions.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  COMMODORE APPLIED TECHNOLOGIES, INC.



Date:  October 1, 1996.           By:  /s/ Andrew P. Oddi
                                       ---------------------------------------
                                       Andrew P. Oddi
                                       Chief Financial Officer


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